Subsequent Events	12 Months Ended
Jun. 30, 2013
Subsequent Events [Abstract]
Subsequent Events

16. Subsequent Events

The Company evaluated all events or transactions that occurred after the balance sheet date of June 30, 2013 through December 13, 2013, the date these financial statements were available to be issued.

On November 1, 2013, the Company granted 1,986 Class M Units to certain members of management subject to the terms of the LLC Agreement, which include among other things, repurchase rights and transferability. Distributions are made to each holder of the Class M Units in proportion to the holder’s ownership percentage, subject to distribution threshold amounts, pursuant to the terms of each individual Class M membership unit agreement. Under these agreements, all the Class M Units will vest either (i) on the six-month anniversary following the occurrence of a qualifying event, defined as a change in control transaction, or (ii) in the event of an initial public offering, one-third on each of the first three anniversaries of September 30, 2013. The fair value of the Class M Units issued on November 1, 2013 was $3,189. The fair value was calculated using the Probability-Weighted Expected Return Method under which the Company’s enterprise value was estimated at the date of potential future outcomes, such as an initial public offering, strategic sale, staying private or liquidation. In connection with such estimation, each potential outcome is weighted according to the likelihood of such potential future outcome occurring.